UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): July 10, 2019 QUEST RESOURCE HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36451	51-0665952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3481 Plano Parkway, The Colony, Texas	75056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	QRHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 10, 2019, Quest Resource Holding Corporation, a Nevada corporation (the “Company”), held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of two Class I directors to serve for a three-year term until the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers for fiscal 2018; (iii) a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation of the Company’s named executive officers; (iv) the approval of an amendment to the Company’s 2012 Incentive Compensation Plan (the “2012 Plan”) to increase the number of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), reserved for stock-based compensation under the 2012 Plan by 3,000,000 shares; and (v) the ratification of the appointment of Semple, Marchal and Cooper, LLC as the Company’s independent registered public accountant for the fiscal year ended December 31, 2019. The number of shares of Common Stock outstanding and eligible to vote as of May 24, 2019, the record date for the Annual Meeting, was 15,350,153.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders, other than Proposal 3, where stockholders voted for the frequency of stockholder votes on executive compensation to be every one year. Pursuant to the results of the non-binding advisory vote to approve the frequency of stockholder votes on executive compensation, the Board of Directors of the Company has determined that the Company shall hold a stockholder vote on executive compensation annually.  Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable. The results were as follows:

Proposal No. 1 Election of Directors Director Nominees	For	Withheld	Broker Non-Votes
Michael F. Golden	10,512,614	123,841	2,149,885
Russell J. Knittel	10,512,639	123,816	2,149,885

Proposal No. 2	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote on the compensation paid to the Company’s named executive officers	9,322,198	1,287,073	27,184	2,149,885

Proposal No. 3	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation	10,585,653	6,580	17,100	27,122	2,149,885

Proposal No. 4	For	Against	Abstain	Broker Non-Votes
Approval of an amendment to the 2012 Plan to increase the number of shares reserved for stock-based compensation by 3,000,000 shares	8,229,771	2,382,514	24,170	2,149,885

Proposal No. 5	For	Against	Abstain	Broker Non-Votes
Ratification of the selection of Semple, Marchal, and Cooper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019	12,765,789	8,643	11,908	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE HOLDING CORPORATION

Dated: July 12, 2019	By:	/s/ Laurie L. Latham
		Name:	Laurie L. Latham
		Title:	Senior Vice President and Chief Financial Officer